                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           August 6, 1998
                                                 -------------------------------


               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Illinois                            0-16888                       36-3498223
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                      This document consists of 93 pages.

                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

1800 Sherman Associates, a joint venture in which First Capital Income and Growth Fund - Series XII (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as 1800 Sherman Office Building ("1800 Sherman"), located in Evanston, Illinois to Prentiss Properties Acquisition Partners, L.P., a Delaware Corporation.

The closing of this transaction occurred on August 6, 1998. 1800 Sherman was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $15,050,000. The Registrant's share of Sale Proceeds was approximately $7,275,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1998, the Registrant will record a gain for financial reporting purposes of approximately $1,600,000 from this transaction. In accordance with the contract to sell the property, the joint venture placed $500,000 of the proceeds from this transaction into an interest bearing escrow account for a nine-month period. The funds placed into escrow are intended to cover any potential claims asserted by the purchaser arising from the representations and warranties made by the joint venture. The Partnership intends to distribute $7,171,300 or $7.55 per Unit on November 30, 1998 to Limited Partners of record as of August 6, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
----------------------------------------------------

        (page 5) Pro Forma Financial Information

        Exhibits

        2.1 (page 10) Closing Statement, dated August 6, 1998, between the Registrant and Prentiss Properties Acquisition Partners, L.P., a Delaware Corporation ("Purchaser").

        2.2 (page 18) Contract for Purchase of Real Property, executed in July 1998, between the Registrant and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII


                            By: FIRST CAPITAL FINANCIAL CORPORATION
                                As General Partner


August 21, 1998             By: /s/         NORMAN M. FIELD
---------------                 --------------------------------------
    (Date)                                  NORMAN M. FIELD
                                Vice President - Finance and Treasurer

              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of 1800 Sherman had occurred on June 30, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 has been presented as if the sales of 1800 Sherman and Meidinger Tower (sold in April 1998) had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sales of 1800 Sherman, Meidinger Tower and Regency Park Shopping Center ("Regency") (sold in June 1997) had occurred on December 31, 1996. Meidinger Tower and Regency are referred to as "Previous Properties" in the Pro Forma Statements of Income and Expenses. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of 1800 Sherman, Meidinger Tower and Regency have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of June 30, 1998 and December 31, 1997 and 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                            PRO FORMA BALANCE SHEET
                                  (unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS
                                                                                    Pro Forma
                                                   June 30,        Pro Forma         Balance
                                                     1998         Adjustments         Sheet
                                                 ------------     -----------      ------------
Investment in commercial rental properties:
  Land                                           $ 11,076,200     $(1,319,000)     $  9,757,200
  Buildings and improvements                       39,770,800      (5,967,400)       33,803,400
                                                 ------------     -----------      ------------

                                                   50,847,000      (7,286,400)       43,560,600
  Accumulated depreciation and amortization       (12,418,300)      1,622,200       (10,796,100)
                                                 ------------     -----------      ------------

  Total investment properties, net of
    accumulated depreciation and amortization      38,428,700      (5,664,200)       32,764,500

Cash and cash equivalents                           8,881,300       6,460,200        15,341,500
Investment in debt securities                       6,904,200                         6,904,200
Escrow deposits                                       482,600         250,000           732,600
Rents receivable                                      192,900         (35,000)          157,900
Other assets (including loan acquisition
  costs, net of accumulated amortization
  of $746,000 and $746,000, respectively)             209,700          (3,600)          206,100
                                                 ------------     -----------      ------------

                                                 $ 55,099,400     $ 1,007,400      $ 56,106,800
                                                 ============     ===========      ============

                                LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loans payable                         $ 21,695,800     $                $ 21,695,800
  Front-End Fees Loan payable to Affiliate         13,434,400                        13,434,400
  Accounts payable and accrued expenses             1,262,000        (557,900)          704,100
  Due to Affiliates                                    18,900                            18,900
  Security deposits                                   182,400         (39,700)          142,700
  Distributions payable                             6,126,500       7,171,300        13,297,800
                                                 ------------     -----------      ------------

                                                   42,720,000       6,573,700        49,293,700
                                                 ------------     -----------      ------------

Partners' capital:
  General Partner (deficit)                        (1,589,800)         16,000        (1,573,800)
  Limited Partners (949,843 Units outstanding)     13,969,200      (5,582,300)        8,386,900
                                                 ------------     -----------      ------------

                                                   12,379,400      (5,566,300)        6,813,100
                                                 ------------     -----------      ------------

                                                 $ 55,099,400     $ 1,007,400      $ 56,106,800
                                                 ============     ===========      ============

              The accompanying notes are an integral part of the
                        pro forma financial statements.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                             Six Months Ended June 30, 1998
                                           ------------------------------------------------------------------
                                                                                                  Pro Forma
                                             Statement of     1800 Sherman         Previous     Statement of
                                             Income and        Pro Forma          Pro Forma      Income and
                                              Expenses        Adjustments        Adjustments      Expenses
                                           ---------------    -----------        -----------    -------------
Income:
  Rental                                   $     4,886,800    $  (809,500)      $ (1,255,500)    $  2,821,800
  Interest                                         327,700                                            327,700
  Gain on sale of property                       6,943,900                        (6,943,900)               0
                                           ---------------    ------------      ------------     ------------
                                                12,158,400       (809,500)        (8,199,400)       3,149,500
Expenses:                                  ---------------    ------------      ------------     ------------
  Interest:
    Affiliates                                     520,800                                            520,800
    Nonaffiliates                                1,276,300                          (450,100)         826,200
  Depreciation and amortization                    654,800       (131,800)                            523,000
  Property operating:
    Affiliates                                     167,800        (47,300)           (67,100)          53,400
    Nonaffiliates                                  570,800        (73,900)          (213,200)         283,700
  Real estate taxes                                842,500       (265,600)          (112,200)         464,700
  Insurance - Affiliate                             37,800         (3,500)            (8,500)          25,800
  Repairs and maintenance                          523,700        (83,900)          (239,400)         200,400
  General and administrative:
    Affiliates                                      17,500                                             17,500
    Nonaffiliates                                   67,100                                             67,100
                                           ---------------    ------------      ------------    -------------
                                                 4,679,100       (606,000)        (1,090,500)       2,982,600
                                           ---------------    ------------      ------------    -------------
Net income                                 $     7,479,300    $  (203,500)      $ (7,108,900)   $     166,900
                                           ===============    ============      ============    =============
Net income allocated to General Partner    $        74,800    $    (2,000)      $    (71,100)   $       1,700
                                           ===============    ============      ============    =============
Net income allocated to Limited Partners   $     7,404,500    $  (201,500)      $ (7,037,800)   $     165,200
                                           ===============    ============      ============    =============
Net income allocated to Limited
  Partners per Unit (949,843 Units
  outstanding)                             $          7.80    $     (0.21)      $      (7.41)   $        0.17
                                           ===============    ============      ============    =============



The accompanying notes are an integral part of the pro forma financial statements.

              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                     (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                       Year Ended December 31, 1997
                      ----------------------------------------------------------
                                                                     Pro Forma
                      Statement of  1800 Sherman      Previous      Statement of
                       Income and     Pro Forma       Pro Forma      Income and
                        Expenses     Adjustments     Adjustments      Expenses
                      ------------   -----------     -----------     -----------
Income:
  Rental               $12,145,300   $(1,577,900)    $(5,250,200)    $5,317,200
  Interest                 452,500                          (200)       452,300
  Gain on sale of
   property                845,500                      (845,500)             0
                       -----------   -----------     -----------     ----------

                        13,443,300    (1,577,900)     (6,095,900)     5,769,500
                       -----------   -----------     -----------     ----------

Expenses:
  Interest:
   Affiliates            1,040,900                                    1,040,900
   Nonaffiliates         3,479,100                    (1,789,400)     1,689,700
  Depreciation and
   amortization          2,159,900      (252,400)       (838,600)     1,068,900
Property operating:
  Affiliates               493,900      (100,900)       (319,500)        73,500
  Nonaffiliates          1,500,600      (139,000)       (838,800)       522,800
Real estate taxes        1,832,300      (525,500)       (337,100)       969,700
Insurance--Affiliate       102,300       (11,400)        (43,200)        47,700
Repairs and maintenance  1,606,400      (147,200)     (1,009,100)       450,100
General and administrative:
  Affiliates                36,600                                       36,600
  Nonaffiliates            151,600                                      151,600
                       -----------   -----------     -----------     ----------

                        12,403,600    (1,176,400)     (5,175,700)     6,051,500
                       -----------   -----------     -----------     ----------

Net income (loss)      $ 1,039,700   $  (401,500)    $  (920,200)    $ (282,000)
                       ===========   ===========     ===========     ==========

Net income (loss)
  allocated to
  General Partner      $    10,400   $    (4,000)    $    (9,200)    $   (2,800)
                       ===========   ===========     ===========     ==========

Net income (loss)
  allocated to
  Limited Partners     $ 1,029,300   $  (397,500)    $  (911,000)    $ (279,200)
                       ===========   ===========     ===========     ==========

Net income (loss)
  allocated to
  Limited Partners
  per Unit (949,843
  Units outstanding)   $      1.08   $     (0.42)    $     (0.96)    $    (0.29)
                       ===========   ===========     ===========     ==========


The accompanying notes are an integral part of the pro forma financial statements.


              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, escrow deposits, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in 1800 Sherman.

    b) Cash and cash equivalents and escrow deposits have been adjusted to include the Sale Proceeds of 1800 Sherman received and placed in escrow by the Registrant.

    c) Distributions payable have been adjusted to reflect the declaration of a special distribution of 1800 Sherman Sale Proceeds.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the elimination of the Registrant's interest in the operations of 1800 Sherman, Meidinger Tower and Regency and the gains on the sales of Meidinger Tower and Regency.







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